EXHIBIT 24

                               POWER OF ATTORNEY

     Each of the undersigned directors and officers of Chemed Corporation and/or its subsidiaries hereby severally constitutes and appoints Naomi C. Dallob, as attorney-in-fact for the undersigned, in any and all capacities, with full power of substitution, to sign one or more registration statements on Form S-4 of Chemed Corporation and any amendments thereto (including any post- effective amendments) and any subsequent registration statement filed by Chemed Corporation with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.


            SIGNATURES                                   DATE
   ---------------------------------      ----------------------------------

          /s/ Rick L. Arquilla            April 26, 2004
   ---------------------------------
        (Rick L. Arquilla)

          /s/ Joel F. Gemunder            April 29, 2004
   ---------------------------------
        (Joel F. Gemunder)

            /s/ Matthew Gullo             April 27, 2004
   ---------------------------------
         (Matthew Gullo)

          /s/ Edward L. Hutton            April 20, 2004
   ---------------------------------
        (Edward L. Hutton)

          /s/ Thomas C. Hutton            April 21, 2004
   ---------------------------------
        (Thomas C. Hutton)

           /s/ Sandra E. Laney            April 21, 2004
   ---------------------------------
        (Sandra E. Laney)

           /s/ Spencer S. Lee             April 20, 2004
   ---------------------------------
         (Spencer S. Lee)

          /s/ Kevin J. McNamara           April 22, 2004
   ---------------------------------
       (Kevin J. McNamara)

         /s/ Timothy S. O'Toole           April 23, 2004
   ---------------------------------
       (Timothy S. O'Toole)

          /s/ Thomas J. Reilly            April 27, 2004
   ---------------------------------
        (Thomas J. Reilly)

         /s/ Donald E. Saunders           April 23, 2004
   ---------------------------------
       (Donald E. Saunders)


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            SIGNATURES                                   DATE
   ---------------------------------      ----------------------------------

         /s/ George J. Walsh III          April 22, 2004
   ---------------------------------
      (George J. Walsh III)

           /s/ Stephen Ky Webb            April 27, 2004
   ---------------------------------
        (Stephen Ky Webb)

          /s/ David P. Williams           April 21, 2004
   ---------------------------------
       (David P. Williams)

       /s/ Marion M. Williams, Jr.        April 28, 2004
   ---------------------------------
    (Marion M. Williams, Jr.)

          /s/ Frank E. Wood               April 22, 2004
   ---------------------------------
         (Frank E. Wood)


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